0© 2020 | Q3 FY21 Investor Presentation F e b r u a r y 2 0 2 1

1© 2020 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” and other words of similar meaning are forward-looking statements. In particular, information appearing i n the “Fiscal 2021 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may c ause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1 A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports fi led with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These risks include: • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and the demands of its clients; • Broadridge’s ability to attract and retain key personnel; • The impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circums tances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

2© 2020 | Use of Non-GAAP Financial Measures and KPIs Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accountin g principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non -GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non -GAAP financial measures in the evaluation process for determining management compensation. In the appendix of this presentation you will find further explanation of our Non-GAAP measures, the reasons we believe these Non- GAAP measures are helpful to our investors, and reconciliations of these Non-GAAP measures to the most directly comparable GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring fee revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 2. Managemen t’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for the quarter ended December 31, 2020 for a discussion of Revenues, Recurring fee revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and t he “Results of Operations” section for a description of Closed sales.

3© 2020 | A clear plan for sustained growth and top quartile TSR A global Fintech leader addressing a large and growing market Three franchise businesses executing on clear growth strategies Balanced capital allocation driving sustainable and consistent revenue and earnings growth 2014 Invest for Growth 2017 Ready for Next 2020 A Global Fintech Leader

4© 2020 | Broadridge is a global Fintech leader Managing governance process for more than 80% of U.S. shares Powering $10T per day in fixed income and equity trades Distributing more than 6B critical communications each year 80% SHARES $10 TRILLION 6 BILLION Broadridge powers the critical infrastructure behind investing, governance, and communications

5© 2020 | We have a strong track record of delivering growth and value $1,642 $1,742 $1,897 $2,452 $2,612 $2,760 $3,036 $2.25 $2.47 $2.73 $3.13 $4.19 $4.66 $5.03 0 1 2 3 4 5 6 0 500 1000 1500 2000 2500 3000 3500 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 Recurring revenue Adjusted EPS $M except for per share measures FY2014 - FY2020 CAGR 11% Recurring revenue 14% Adjusted EPS 23% Total Shareholder Return1 1. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date $2.12 $2.32 $2.53 $2.70 $3.56 $4.06 $3.95 EPS (GAAP)

6© 2020 | Technology and operations spend by global banks is over $190 Billion Broadridge has a $46 billion and growing market opportunity $46B CURRENT OPPORTUNITY $19B GOVERNANCE $15B CAPITAL MARKETS $12B WEALTH

7© 2020 | • Building new products like LTX • Enhancing key growth products (e.g. VSM offering), and to meet new regulations (e.g. SRD II solution) • Adding digital capabilities PRODUCT PLATFORM PEOPLE We are committed to ongoing investment that supports future growth • Platform development including for Wealth and Global Post-Trade Management (“GPTM”) • Technology and cloud transformation/infrastructure • Product management capabilities • Enhanced sales distribution • Adding talent in targeted growth areas

8© 2020 | $1.9B RECURRING REVENUE $1.2B RECURRING REVENUE Our recurring revenue is broad based and growing across business segments and product categories INVESTOR COMMUNICATION SOLUTIONS GLOBAL TECHNOLOGY & OPERATIONS $0.2B $1.5B $1.9B Regulatory Customer Communications Issuer Wealth & Investment Management Capital Markets Data-Driven Fund Solutions $157 M $650M $524M $792M $573M $339M All financial metrics are FY20 unless otherwise noted.

9© 2020 | Segment Strategy: Investor Communication Solutions (“ICS”)

10© 2020 | ICS Strategy: We will extend our strong and growing Governance franchise Grow End-to-End Issuer Solutions Build Data-Driven Fund Solutions Drive Next-Gen Regulatory Transform Omni-Channel Communications Leading position at the heart of a powerful governance network Recurring revenues of $1.9B and 3-year CAGR of 6% Strong and consistent underlying growth trends Complementary businesses built on deep relationships Track record of digital transformation

11© 2020 | 170M+ Retail shareholder accounts 120,000+ Institutional shareholders 30,000+ Mutual funds and ETFs ISSUERS OF SECURITIES SHAREHOLDERS 200,000+ Financial advisors 9,000+ Corporate issuers REGULATORY BODIES & TRADE ASSOCIATIONS 1,000+ Banks and broker-dealers Our network links investors, asset managers, and issuers across North America INTERMEDIARIES Note: Values are representative of North America

12© 2020 | Regulatory 8% Data-Driven Fund Solutions 12% Issuer Customer Communications 14% -2% ICS Segment product breakdown 6% TOTAL ICS 3YR CAGR $0.2B $1.5B $1.9B Regulatory Customer Communications Issuer Data-Driven Fund Solutions $157 M $792M $573M $339M ICS PRODUCT CATEGORIES FY17-FY20 THREE YEAR CAGR $1.9B RECURRING REVENUE All financial metrics are FY20 unless otherwise noted.

13© 2020 | Recurring revenue benefits from the tailwind in position growth… TOTAL U.S. EQUITY AND U.S. MUTUAL FUND & ETF POSITIONS FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 U.S. Equity Positions U.S. Mutual Fund & ETF Positions 8% 10YR CAGR 6% 10YR CAGR

Regulatory Update

MUTUAL FUNDS	MODERNIZATION OF MUTUAL FUND COMMUNICATIONS "RULE 498B" PROPOSED ON 8/5/2020	• Proposes summary annual, semi-annual reports to replace current long-form reports and eliminates overlapping annual prospectus as part of layered approach • Positive direction for fund industry, individual investors, and Broadridge • Reinforces importance of communications to individual investors, creates simpler and more engaging content, and strong path to digital • Likely neutral to Broadridge. Impacts annual prospectus revenue (~$60M) is offset in part by additional service opportunities for the new summaries including more print on demand, hosting clickable layered content, and document composition • Any potential impact likely 2-3 years away
MUTUAL FUNDS	RULE 30E-3 "NOTICE-AND-ACCESS"	• Mutual funds began to opt-in shareholders to receive "Notice-and-Access" as of January 2021 • Modestly net positive (higher recurring revenue, lower distribution revenues) • Will be superseded by 498B upon implementation of streamlined reports
MUTUAL FUNDS	MUTUAL FUND INTERIM FEES	• Broadridge comment letter in January 2021 laid out the Company's strong track record of value ($600M+ annually) delivered to the mutual fund industry and identified future savings • ICI supports the NYSE's December 2020 rule filing that would shift oversight of the fees to FINRA; FINRA does not want this responsibility but supports a fee review
EQUITY PROXY	PROXY ROUNDTABLE	• General alignment on investor choice for NOBO/OBO status • Broadridge End-to-End Vote Confirmation pilot proves recommendations; new focus on APIs for virtual shareholder meetings

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15© 2020 | Segment Strategy: Global Technology & Operations (“GTO”)

16© 2020 | GTO Strategy: Grow Capital Markets franchise and continue building next-gen Wealth & Investment Management franchise 1. In equity and fixed income trades processed on average per day Capital Markets Wealth & Investment Management • Leading provider of back office capabilities • Strong set of differentiated component solutions for front- and middle-office • Launching the industry’s only unified front- back technology platform • Growing Integrated Investment Management Suite • Leading global provider of post-trade processing for cash securities • Continued growth driven by evolution of global banks • Launching AI-powered fixed income trading platform

17© 2020 | Capital Markets Wealth & Investment Management 8% 14% GTO Segment product breakdown 11% TOTAL GTO 3YR CAGR Wealth & Investment Management Capital Markets $650M $524M $1.2B RECURRING REVENUE GTO PRODUCT CATEGORIES FY17-FY20 THREE YEAR CAGR All financial metrics are FY20 unless otherwise noted.

18© 2020 | Broadridge Business Model

19© 2020 | The Broadridge financial model is focused on driving steady revenue growth and consistent earnings per share growth, generated by: Continued margin expansion from our scale and operational efficiencies Balanced capital allocation leveraging our strong free cash flow businesses Investments in our long-term growth strategy Sustainable recurring revenue growth

20© 2020 | $46B ADDRESSABLE MARKET $46B $1B $2B $3B $4B Total Addressable Market Amounts may not sum due to rounding We have a long runway for growth and a high-quality revenue mix… 42% FY17 FY20 REVENUE MIX 65% RECURRING REVENUE $4.5B TOTAL REVENUE $4.1B -3% 7% 58% 65% $3.0B 35% $3B FY20 ■ Recurring Revenue ■ Event-Driven and Distribution Revenue Note: Percentages based on gross revenues before impact of FX 3YR CAGR

21© 2020 | 80 bps annual FY17-20 average Adjusted Operating Income margin expansion Efficiency Contributions from business reengineering and internal growth Digital Margin expansion due to mix shift toward digital M&A Primarily weighted to early-stage businesses Investment Strategic investment aligned with client demand Scale Natural OPEX leverage from a SaaS business ADJUSTED OPERATING INCOME MARGIN …and we have a long history of expanding margins 15.1% 15.9% 17.1% 17.5% FY17 FY18 FY19 FY20 12.9% 13.8% 15.0% 13.8% OPERATING INCOME MARGIN (GAAP)

22© 2020 | 119% 109% 106% 118% 98% 85% FY15 FY16 FY17 FY18 FY19 FY20 1. Calculated as Free Cash Flow / Adjusted Net Earnings 2. FY20 drops below 100% Cash Flow Yield due to significant increases in net Client platform spend, defined as net cash spent on new client conversions, including development of platform capabilities. Net client Platform Spend in FY20 was $157M and grew over 100% in FY20 3. Net cash spent on new client conversions, including development of platform capabilities 4. Includes Software Purchases and capitalized internal use software 5. Total share repurchase net of option proceeds 2 HIGH FREE CASH FLOW CONVERSION 1 $0.2B $1.5B $1.9B Dividends & Share Buy Backs5 Client Platform Spend3 & CapEx4 Targeted M&A $0.5B $1.2B $0.8B FY18-FY20 Select Uses of Cash Our capital-light business generates strong free cash flow supporting our balanced capital allocation strategy…

...and allows us to make targeted acquisitions to support growth

TARGETED M&A FY18-FY20


Issuer
Capital Markets
3%
4%
Data-Driven
Fund Solutions
42%
50%
Wealth

$802M
M&A SPEND[1]

10%
AVERAGE REVENUE GROWTH[2]

19%
PORTFOLIO IRR[3]

Note: Amounts may not sum due to rounding

1. For acquisitions from FY18-FY20
2. Average CAGR from Broadridge's first full year of ownership to FY'20. Includes all of BR's acquisitions to date
3. IRR for all acquisitions calculated using Broadridge's three-year average EBITDA Trading Multiple (Total Enterprise Value / LTM EBITDA) of ~17.5x as of November 2020

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This simple financial model has produced steady and consistent earnings over time resulting in top quartile TSR growth

	FY14 - FY17 (CAGR)	FY17 - FY20 (CAGR)
Organic Recurring revenue growth[1]	5%	5%
Recurring revenue growth	7%[2]	7%
Adj. Operating Income Margin (bps/ year)	53[2]	80
Adj. Earnings per share growth	12%	12%[3]
Total Shareholder Return[4]	25%	21%

1. Average Organic Recurring revenue growth per year
2. Excluding the NACC acquisition
3. Excluding the impact of the Tax Act. As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%
4. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date

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25© 2020 | NEW 3yr Growth Objectives (CAGR) FY20 – FY23 Organic Recurring revenue growth 5-7% Recurring revenue growth 7-9% Adj. Operating Income Margin expansion (bps/year) 50+ Adj. Earnings per Share Growth 8-12% We set new three-year growth objectives for FY20 – FY23 at Investor Day 2020. This financial model, with consistent earnings, is a winning formula for top quartile TSR

26© 2020 | FY’21 Guidance1 Updates / Changes Recurring revenue growth 3-6% At the higher end Total revenue growth 1-4% At the higher end Adj. Operating Income Margin (Non-GAAP) ~18% Changed from previous ~100bps expansion Adj. Earnings per Share Growth (Non-GAAP) 6-10% At the higher end Closed sales $190-235M No Change Full-year guidance for fiscal year 2021 1. Fiscal year 2021 Guidance as of February 2, 2021

27© 2020 | Second Quarter Fiscal 2021 Results

28© 2020 | Key messages Well-positioned to achieve the three-year growth objectives presented at Investor Day Executing on key strategic initiatives across Governance, Capital Markets and Wealth & Investment Management Increasing investments to support long-term growth Broadridge is on-track to deliver at the higher end of fiscal year 2021 guidance range for Recurring revenue and Adjusted EPS growth Strong second quarter financial results 1 2 3 4 5

29© 2020 | Executing on our clear growth strategy • Continued momentum around SRD II solution • Major sale of data & analytics to leading global Asset Manager • Continued strong momentum for VSM solution • Double-digit growth in Digital Communications • Announced R.J. O’Brien selected Broadridge’s post-trade platform for global exchange-traded derivatives • On-track to launch AI- enabled fixed income trading platform, LTX • Seamlessly processed record market volumes • Continued progress on the Broadridge Wealth Platform development GROW CAPITAL MARKETS EXTEND GOVERNANCE BUILD WEALTH & INVESTMENT MGMT.

30© 2020 | Summary financial performance $ in millions, except per share data SECOND QUARTER SUMMARY FINANCIAL RESULTS 2021 2020 Inc./(Dec.) Recurring revenues $696 $648 7% Total revenues 1,055 969 9% Operating Income 79 27 197% Adjusted Operating income (Non-GAAP) 119 94 26% Adjusted Operating income margin (Non-GAAP) 11.2% 9.7% 150bps Diluted Earnings per Share $0.48 $0.09 433% Adjusted Earnings Per Share (Non-GAAP) $0.73 $0.53 38% Closed sales – Year to Date $79 $83 (5%)

31© 2020 | Key volume drivers: Position and Trade Volume Growth 7% 11% 7% 11% 16% 24% 1% 6% 0% 2% 6% 5% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Equity MF/ETF EQUITY & MUTUAL FUND/ETF POSITION GROWTH (1)% (11)% 26% 22% 12% 24% TOTAL INTERNAL TRADE VOLUME GROWTH

32© 2020 | Closed Sales remain on track with FY21 guidance HISTORICAL CLOSED SALES PERFORMANCE $239 FY'18 FY'19 FY'20 FY'21 CLOSED SALES TO DATE $83 $79 H1'20 H1'21 $190- $235 $ in millions Guidance

33© 2020 | Recurring revenue growth increased 7% in Q2’21 RECURRING REVENUE GROWTH 6% 6% 10% FY'18 FY'19 FY'20 FY'21 3 - 6% Guidance $648 $696 Q2'20 Q2'21 +7% $ in millions

34© 2020 | Regulatory Customer Comms. Data-Driven Fund Solutions Issuer Note: Amounts may not sum due to rounding $137 $137 $18 $21 $82 $89 $130 $147 FY'20 FY'21 $368 $394 +7% $ in millions $119 $135 $162 $168 FY'20 FY'21 $281 $302 Capital Markets Wealth & Investment Management +8% +14% (0)% +9% +13% +3% +13% ICS RECURRING REVENUES GTO RECURRING REVENUES YoY Growth YoY Growth Second quarter 2021 segment recurring revenues

35© 2020 | $576M $1,211M $623 $648 $696 Q2'20 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions Q2'21 Recurring Revenue Second quarter 2021 revenue growth drivers SECOND QUARTER 2021 RECURRING REVENUES GREW 7% TO $696M Note: Amounts may not sum due to rounding. +6 pts (2) pts +2 pts +1 pt 7% $ in millions Pts contribution to growth ICS $368M 7 pts (2) pts (0) pt 2 pts $394M GTO $281M 5 pts (2) pts 4 pts 1 pt $302M ORGANIC GROWTH

36© 2020 | Second quarter 2021 total revenue growth drivers $51 $40 $31 $39 $68 $46 $45 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 EVENT-DRIVEN REVENUE $52M FY14-FY20 AVERAGE1 $ in millions Pts contribution to growth $969 $1,055 Q2'20 Total Revenue Recurring Event-Driven Distribution FX Q2'21 Total Revenue +5 pts +1 pt +3 pts 0 pt 9% 1. Average event-driven revenue per quarter FY’14 – FY’20.

37© 2020 | Adjusted Operating Income Margin and Operating Income Margin 15.9% 17.1% 17.5% FY'18 FY'19 FY'20 FY'21 9.7% 11.2% Q2'20 Q2'21 ~18% Guidance +80bps +120bps +40bps +150 bps 13.8% 15.0% 13.8% OPERATING INCOME MARGIN (GAAP) 2.8% 7.5% Adjusted Operating Income Margin (Non-GAAP)

38© 2020 | Capital allocation $51 $0 $128 CapEx and Software M&A Client Platform Spend 3. Capital returns to shareholder per share through Annual Dividend and total share repurchase net of option proceeds $391 $578 $269 FY18 FY19 FY20 1 1. Net cash spent on new client conversions, including development of platform capabilities 2. Includes Software Purchases and capitalized internal use software 2 $1.46 $1.94 $2.16 $1.08 $1.15 11% 33% 11% 11% 6% SELECT USES OF CASH YEAR TO DATE TOTAL CAPITAL RETURNS3 FY18 – FY21 YTD DIVIDENDS PER SHARE $96 $102 H1'20 H1'21 $ in millions, except per share data

39© 2020 | Prior and Current Recurring revenue reporting categories

40© 2020 | Current Recurring revenue reporting categories • Beginning with the second quarter of fiscal year 2021, Broadridge changed its product line reporting for Recurring revenue categories from the current format as disclosed in its 2020 Annual Report in Note 3 “Revenue Recognition” to the Consolidated Financial Statements. This change and reporting is more aligned with the Company’s growth strategy and how Broadridge manages its business. • On the following slides, you will find reconciliations of the new Recurring revenue categories to the historical reporting categories for the last four fiscal years and the last five fiscal quarters.

41© 2020 | Recurring revenue reporting categories: FY17 – FY20 Prior Reporting View RECURRING REVENUE REPORTING CATEGORIES GROWTH FY17 FY18 FY19 FY20 3YR CAGR Equities and other $ 729.8 $ 803.6 $ 831.7 $ 996.2 11% Fixed income $ 139.3 $ 154.3 $ 164.6 $ 178.0 9% Total GTO Recurring fee revenues $ 869.1 $ 957.9 $ 996.3 $ 1,174.2 11% Equity proxy $ 382.0 $ 406.8 $ 437.0 $ 473.3 7% Mutual fund and ETF interims $ 198.2 $ 221.4 $ 265.9 $ 284.6 13% Customer communications and fulfillment $ 763.5 $ 760.1 $ 736.4 $ 735.4 -1% Other ICS $ 239.7 $ 265.4 $ 324.8 $ 368.7 15% Total ICS Recurring fee revenues $ 1,583.4 $ 1,653.7 $ 1,764.0 $ 1,862.0 6% Current Reporting View RECURRING REVENUE REPORTING CATEGORIES GROWTH FY17 FY18 FY19 FY20 3YR CAGR Capital markets $ 516.9 $ 569.3 $ 590.6 $ 650.2 8% Wealth and investment management $ 352.2 $ 388.6 $ 405.7 $ 524.0 14% Total GTO Recurring fee revenues $ 869.1 $ 957.9 $ 996.3 $ 1,174.2 11% Regulatory $ 624.1 $ 673.3 $ 750.4 $ 792.5 8% Data-driven fund solutions $ 244.1 $ 268.8 $ 303.9 $ 339.4 12% Issuer $ 104.4 $ 117.6 $ 137.1 $ 156.7 14% Customer communications $ 610.8 $ 594.0 $ 572.6 $ 573.4 -2% Total ICS Recurring fee revenues $ 1,583.4 $ 1,653.7 $ 1,764.0 $ 1,862.0 6%

Recurring revenue reporting categories: FY20 by quarter, and Q1 FY21

Prior Reporting View

RECURRING REVENUE REPORTING CATEGORIES	Q1'FY20	Q2'FY20	Q3'FY20	Q4'FY20	FY20	Q1'FY21
Equities and other	$ 230.9	$ 237.2	$ 259.4	$ 268.8	$ 996.2	$ 252.4
Fixed income	$ 43.1	$ 43.7	$ 46.1	$ 45.1	$ 178.0	$ 43.6
Total GTO Recurring fee revenues	**$ 273.9**	**$ 280.9**	**$ 305.5**	**$ 313.9**	**$ 1,174.2**	**$ 296.0**
Equity proxy	$ 29.8	$ 42.2	$ 136.4	$ 264.9	$ 473.3	$ 40.1
Mutual fund and ETF interims	$ 65.3	$ 65.1	$ 87.2	$ 66.9	$ 284.6	$ 73.6
Customer communications and fulfillment	$ 170.9	$ 176.6	$ 208.0	$ 179.9	$ 735.4	$ 173.5
Other ICS	$ 83.2	$ 83.5	$ 97.4	$ 104.6	$ 368.7	$ 88.0
Total ICS Recurring fee revenues	**$ 349.2**	**$ 367.5**	**$ 529.0**	**$ 616.3**	**$ 1,862.0**	**$ 375.2**

Current Reporting View

RECURRING REVENUE REPORTING CATEGORIES	Q1'FY20	Q2'FY20	Q3'FY20	Q4'FY20	FY20	Q1'21
Capital markets	$ 148.1	$ 162.1	$ 169.2	$ 170.7	$ 650.2	$ 164.6
Wealth and investment management	$ 125.8	$ 118.8	$ 136.2	$ 143.2	$ 524.0	$ 131.5
Total GTO Recurring fee revenues	**$ 273.9**	**$ 280.9**	**$ 305.5**	**$ 313.9**	**$ 1,174.2**	**$ 296.0**
Regulatory	$ 120.3	$ 130.4	$ 241.5	$ 300.3	$ 792.5	$ 136.4
Data-driven fund solutions	$ 78.6	$ 81.8	$ 88.9	$ 90.1	$ 339.4	$ 82.2
Issuer	$ 15.2	$ 18.3	$ 34.6	$ 88.6	$ 156.7	$ 17.8
Customer communications	$ 135.1	$ 137.1	$ 164.0	$ 137.3	$ 573.4	$ 138.8
Total ICS Recurring fee revenues	**$ 349.2**	**$ 367.5**	**$ 529.0**	**$ 616.3**	**$ 1,862.0**	**$ 375.2**

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Supplemental Reporting Detail – Product Line Reporting

(Unaudited)

Dollars in millions	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 FY	2021 Q1	2021 Q2	% Growth
Investor Communication Solutions ("ICS")								
Regulatory	$120	$130	$241	$300	$792	$136	$147	13%
Data-driven fund solutions	79	82	89	90	339	82	89	9%
Issuer	15	18	35	89	157	18	21	14%
Customer communications	135	137	164	137	573	139	137	-%
Total ICS recurring fee revenues	**$349**	**$368**	**$529**	**$616**	**$1,862**	**$375**	**$394**	7%
Equity and other	18	15	22	25	80	18	21	36%
Mutual funds	23	16	17	43	98	27	24	55%
Total Event-driven fee revenues	**$40**	**$31**	**$39**	**$68**	**$178**	**$46**	**$45**	46%
Distribution	313	317	412	409	1,451	332	345	9%
Total ICS revenues	**$703**	**$716**	**$980**	**$1,093**	**$3,491**	**$753**	**$784**	10%
Global Technology and Operations ("GTO")								
Capital Markets	$148	$162	$169	$171	$650	$165	$168	3%
Wealth and investment management	126	119	136	143	524	131	135	13%
Total GTO recurring fee revenues	**$274**	**$281**	**$305**	**$314**	**$1,174**	**$296**	**$302**	8%
Foreign currency exchange	(28)	(28)	(36)	(45)	(136)	(32)	(31)	12%
Total revenues	**$949**	**$969**	**$1,250**	**$1,362**	**$4,529**	**$1,017**	**$1,055**	9%
Revenues by Type								
Recurring fee revenues	$623	$648	$835	$930	$3,036	$671	$696	7%
Event-driven fee revenues	40	31	39	68	178	46	45	46%
Distribution revenues	313	317	412	409	1,451	332	345	9%
Foreign currency exchange	(28)	(28)	(36)	(45)	(136)	(32)	(31)	12%
Total revenues	**$949**	**$969**	**$1,250**	**$1,362**	**$4,529**	**$1,017**	**$1,055**	9%

In the second quarter of fiscal year 2021, the Company changed its presentation of disaggregated revenue by product line disclosures to reflect internal realignment of the Company's revenue reporting, specifically as it relates to recurring fee revenues. Presentation of disaggregated revenue by product line disclosures in prior periods have been changed to conform to the current period presentation.

Note: Amounts may not sum due to rounding.

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44© 2020 | Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures

Non-GAAP Measures

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share

These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Real Estate Realignment and Covid-19 Related Expenses, (iv) Investment Gain, (v) Software Charge, (vi) IBM Private Cloud Charges, (vii) the Gain on Sale of a Joint Venture Investment, (viii) the Gain on Sale of Securities, (ix) The U.S. Tax Cuts and Jobs Act ("Tax Act") items, and (x) the Message Automation Limited ("MAL") investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company's acquisition activities. Real Estate Realignment and Covid-19 Related Expenses represent costs associated with the Company's real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as certain expenses associated with the Covid-19 pandemic. The Covid-19 Related Expenses are direct expenses incurred by the Company to protect the health and safety of Broadridge associates, including the cost of personal protective equipment, enhanced cleaning measures in our facilities and other related expenses. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. The Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company's joint venture investments. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company's retirement plan obligations. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company's net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company's acquisition of MAL in March 2017.

We exclude Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gain, Software Charge, IBM Private Cloud Charges, Gain on Sale of a Joint Venture Investment, Gain on Sale of Securities, Tax Act items and the MAL investment gain from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets.

Free Cash Flow

In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software.

Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

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Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	3 Months Ended Dec. 31 2020	3 Months Ended Dec. 31 2019	6 Months Ended Dec. 31 2020	6 Months Ended Dec. 31 2019
Operating income (GAAP)	$79.5	$26.8	$158.1	$99.9
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	32.6	30.3	64.9	58.4
Acquisition and Integration Costs	0.7	3.4	2.4	5.9
IBM Private Cloud Charges	-	33.4	-	33.4
Real Estate Realignment and Covid-19 Related Expenses	5.8	-	37.8	-
Software Charge	-	-	6.0	-
Adjusted Operating income (Non-GAAP)	$118.6	$93.9	$269.1	$197.5
Operating income margin (GAAP)	7.5%	2.8%	7.6%	5.2%
Adjusted Operating income margin (Non-GAAP)	11.2%	9.7%	13.0%	10.3%

Dollars in millions	3 Months Ended Dec. 31 2020	3 Months Ended Dec. 31 2019	6 Months Ended Dec. 31 2020	6 Months Ended Dec. 31 2019
Net earnings (GAAP)	$56.3	$10.1	$122.1	$66.0
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	32.6	30.3	64.9	58.4
Acquisition and Integration Costs	0.7	3.4	2.4	5.9
IBM Private Cloud Charges	-	33.4	-	33.4
Real Estate Realignment and Covid-19 Related Expenses	5.8	-	37.8	-
Investment Gain	-	-	(8.7)	-
Software Charge	-	-	6.0	-
Taxable adjustments	39.1	67.1	102.3	97.7
Tax impact of adjustments (a)	(9.5)	(14.8)	(24.1)	(21.3)
Adjusted Net earnings (Non-GAAP)	$85.9	$62.4	$200.3	$142.3

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $3.6 million and $12.8 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2020, and $2.2 million and $7.9 million for the three and six months ended December 31, 2019, respectively. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis.

Note: Amounts may not sum due to rounding.

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47© 2020 | Reconciliation of GAAP to Non-GAAP Measures FISCAL YEAR Dollars in millions 2020 2019 2018 2017 Operating income (GAAP) $624.9 $652.7 $598.1 $534.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 122.9 87.4 81.4 72.6 Acquisition and Integration Costs 12.5 6.4 8.8 19.1 IBM Private Cloud Charges 32.0 - - - Covid-19 Related Expenses 2.4 - - - Adjusted Operating income (Non-GAAP) $794.8 $746.5 $688.2 $625.7 Operating income margin (GAAP) 13.8% 15.0% 13.8% 12.9% Adjusted Operating income margin (Non-GAAP) 17.5% 17.1% 15.9% 15.1% (Unaudited) Note: Amounts may not sum due to rounding.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	FISCAL YEAR					
	2020	2019	2018	2017	2016	2015
Net Earnings (GAAP)	**$462.5**	**$482.1**	**$427.9**	**$326.8**	**$307.5**	**$287.1**
Adjustments:						
Amortization of Acquired Intangibles and Purchased Intellectual Property	122.9	87.4	81.4	72.6	31.8	25.3
Acquisition and Integration Costs	12.5	6.4	8.8	19.1	5.0	5.0
IBM Private Cloud Charges	32.0	-	-	-	-	-
Covid-19 Related Expenses	2.4	-	-	-	-	-
Gain on Sale of a Joint Venture Investment	(6.5)	-	-	-	-	-
Gain on Sale of Securities	-	-	(5.5)	-	-	-
Taxable adjustments	**163.4**	**93.8**	**84.7**	**91.7**	**36.8**	**30.2**
Tax Act items	-	-	15.4	-	-	-
MAL investment gain	-	-	-	(9.3)	-	-
Tax impact of adjustments (a)	(37.4)	(22.3)	(23.9)	(30.9)	(12.7)	(10.5)
Adjusted Net earnings (Non-GAAP)	**$588.5**	**$553.6**	**$504.1**	**$378.3**	**$331.7**	**$306.9**

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2020, 2019, and 2018, respectively, as well as the net $15.4 million charges associated with the Tax Act for the fiscal year ended June 30, 2018. In addition, for the fiscal year ended June 30, 2017, calculated using the GAAP effective tax rate as adjusted to exclude $9.3 million of MAL investment gain.

For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis.

Note: Amounts may not sum due to rounding.

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49© 2020 | (a) Calculated using the GAAP effective tax rate, adjusted to exclude $3.6 million and $12.8 million of excess tax benefits a ssociated with stock-based compensation for the three and six months ended December 31, 2020, and $2.2 million and $7.9 million for the three and six months ended December 31, 2019, respectively . For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Reconciliation of GAAP to Non-GAAP Measures 3 Months Ended Dec. 31 6 Months Ended Dec. 31 Dollars in millions, except per share amounts 2020 2019 2020 2019 Diluted earnings per share (GAAP) $0.48 $0.09 $1.04 $0.56 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.28 0.26 0.55 0.50 Acquisition and Integration Costs 0.01 0.03 0.02 0.05 IBM Private Cloud Charges - 0.28 - 0.28 Real Estate Realignment and Covid-19 Related Expenses 0.05 - 0.32 - Investment Gain - - (0.07) - Software Charge - - 0.05 - Taxable Adjustments 0.33 0.57 0.87 0.83 Tax impact of adjustments (a) (0.08) (0.13) (0.21) (0.18) Adjusted earnings per share (Non-GAAP) $0.73 $0.53 $1.70 $1.22 (Unaudited) 6 Months Ended Dec. 31 Dollars in millions, except per share amounts 2020 2019 Net cash flows provided by operating activities (GAAP) $83.3 $11.5 Capital expenditures and Software purchases and capitalized internal use software (50.8) (43.0) Proceeds from asset sales 18.0 - Free cash flow (Non-GAAP) $50.5 $(31.5) Note: Amounts may not sum due to rounding.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions, except per share amounts	FISCAL YEAR						
	2020	2019	2018	2017	2016	2015	2014
Diluted earning per share (GAAP)	**$3.95**	**$4.06**	**$3.56**	**$2.70**	**$2.53**	**$2.32**	**$2.12**
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	1.05	0.74	0.68	0.60	0.26	0.20	0.18
Acquisition and Integration Costs	0.11	0.05	0.07	0.16	0.04	0.04	0.02
IBM Private Cloud Charges	0.27	-	-	-	-	-	-
Covid-19 Related Expenses	0.02	-	-	-	-	-	-
Gain on Sale of a Joint Venture Investment	(0.06)	-	-	-	-	-	-
Gain on Sale of Securities	-	-	(0.05)	-	-	-	-
Taxable adjustments	**1.40**	**0.79**	**0.70**	**0.76**	**0.30**	**0.24**	**0.20**
Tax Act items	-	-	0.13	-	-	-	-
MAL investment gain	-	-	-	(0.08)	-	-	-
Tax impact of adjustments (a)	(0.32)	(0.19)	(0.20)	(0.26)	(0.10)	(0.08)	(0.07)
Adjusted earnings per share (Non-GAAP)	**$5.03**	**$4.66**	**$4.19**	**$3.13**	**$2.73**	**$2.47**	**$2.25**

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2020, 2019, and 2018, respectively, as well as the net $15.4 million charges associated with the Tax Act for the fiscal year ended June 30, 2018. In addition, for the fiscal year ended June 30, 2017, calculated using the GAAP effective tax rate as adjusted to exclude $9.3 million of MAL investment gain.

For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis.

Note: Amounts may not sum due to rounding.

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51© 2020 | Reconciliation of GAAP to Non-GAAP Measures FISCAL YEAR Dollars in millions 2020 2019 2018 2017 2016 2015 2014 Net cash flows provided by operating activities (GAAP) $598.2 $617.0 $693.6 $515.9 $437.7 $431.4 $387.7 Capital expenditures and Software purchases and capitalized internal use software (98.7) (72.6) (97.9) (113.7) (75.5) (66.0) (53.4) Free cash flow (Non-GAAP) $499.5 $544.4 $595.7 $402.2 $362.2 $365.4 $334.3 (Unaudited) Note: Amounts may not sum due to rounding.

52© 2020 | FISCAL YEAR 2021 Adjusted Earnings Per Share Growth and Adjusted Operating Income Margin FY21 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share - GAAP 5 - 12% growth Adjusted earnings per share - Non-GAAP 6 - 10% growth FY21 Adjusted Operating Income Margin (b) Operating income margin % - GAAP ~14% Adjusted Operating income margin % - Non-GAAP ~18% Reconciliation of Non-GAAP to GAAP Measures – Fiscal Year 2021 Guidance (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gain and Software Charge, and is calculated using diluted shares outstanding. Fiscal year 2021 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.15 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, and Software Charge. Fiscal year 2021 Non-GAAP Adjusted Operating income margin guidance estimates exclude, net of taxes, approximately $179 million. (Unaudited)

53© 2020 | W. Edings Thibault Tel: 516-472-5129 Email: Edings.Thibault@Broadridge.com Broadridge Investor Relations Contact